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                                                                   EXHIBIT 99.26

                                TRUST AGREEMENT

                                    between

                                  XXXXXXXXXX
                                   as Seller

                                      and

                                  XXXXXXXXXX
                                      and
                                  XXXXXXXXXX
                                  as Trustees

                            Dated as of July 1, 1992


                                  $31,900,000

                       Mortgage Pass-Through Certificates
           (Kmart Corporation Power Center - Utica, Michigan Project)
                                  Series 1992
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                                TRUST AGREEMENT

        THIS TRUST AGREEMENT dated as of July 1, 1992, is executed by and
between   XXXXXXXXXX, a Nevada corporation, as seller (together with its permitted successors, in such capacity, "Seller"), and XXXXXXXXXX, a national banking association validly organized and existing under the laws of the United States, as trustee (together with its permitted successors and assigns in such capacity, "Trustee"), and XXXXXXXXXX, as trustee (together with permitted successors and assigns in such capacity, the "Individual Trustee")(the Trustee and the Individual Trustee, collectively, the "Trustees").

                                    PREFACE

         Each Certificate evidences a beneficial ownership interest in the Trust Fund, the assets of which include, among other things, a Mortgage Loan, and the Certificates are equally and ratably secured by and paid in accordance with the Mortgage and Mortgage Note, respectively (as such term is defined herein).

         Each Certificate is paid principal and/or interest, as set forth on the Debt Service schedule on such Certificate (collectively, part of the Certificate Distribution), on a semiannual basis referred to herein as the Remittance Dates (being the same dates as the Due Dates). Payments under the Mortgage Note are received semiannually on the Due Date. The Certificate Distribution is calculated on the 10th day (or if such 10th day is not a Business Day, the Business Day immediately following such 10th day) of the month of the related Remittance Date (as each such term is defined herein).

         In consideration of the premises and the mutual agreements hereinafter set forth, the Seller and the Trustee agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         "Agreement": This Trust Agreement and all amendments hereof and supplements hereto.

         "Appraisal": An appraisal or certification as to value made by the Seller. If an appraisal is done on the Mortgaged Property, it shall be signed prior to the approval of the Mortgage Loan by a qualified appraiser (a certified MAI appraiser





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or member of Society of Real Estate Appraisers (SRA)), duly appointed by the
Seller, who at the time of such appraisal had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation was not affected by the approval or disapproval of the Mortgage Loan.

         "Assignment" or "Assignment of Mortgage": An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction where the Mortgaged Property is located to reflect of record the assignment of the Mortgage to the Trustees.

         "Borrower":   XXXXXXXXXX, a special purpose
limited partnership formed under the laws of the State of Michigan, its successors and assigns.

         "Business Day": Any day other than (i) Saturday or Sunday, or (ii) a day on which banking institutions in the city in which the principal corporate trust offices of the Trustee are located are authorized or obligated by law or executive order to be closed, or (b) for purposes of Section 4,01(e), a day on which banks in New York are required by law to be closed or are customarily closed.

         "Called Principal": With respect to the Mortgage Loan, the principal of the Mortgage Loan that is to be paid or prepaid or accelerated in any way pursuant to Section 2 of the Loan Agreement or is declared to be immediately due and payable pursuant to Section 9.2 of the Loan Agreement, as the context requires.

         "Cash Liquidation": Recovery of all cash proceeds by the Trustee with respect to the termination of the Mortgage Loan following an Event of Default, including Insurance Proceeds, condemnation awards and other payments or recoveries (whether made at one time or over a period of time) which the Trustees deem to be finally recoverable, in connection with the sale or assignment of the Mortgage Loan, trustee's sale, foreclosure sale or otherwise, but only if title to the Mortgaged Property was not acquired by foreclosure or deed in lieu of foreclosure by the Trustees pursuant to Section 5.07.

         "Certificate": Any one of the Certificates evidencing a beneficial ownership interest in the Mortgage Loan, executed by the Seller and authenticated by the Trustee, substantially in the form set forth in Exhibit 4.01(a)1. hereto. Each Certificate is equally and ratably secured by and paid in accordance with the Mortgage, Mortgage Note and the Security (as defined in the Loan Agreement), respectively.

         "Certificate Account": The trust account or accounts created and maintained pursuant to Section 5.03.





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         "Certificate Balance":  The initial aggregate principal amount of the
Certificates less all Certificate Distributions in excess of the payments of interest thereon at the Remittance Rate, or, with respect to any particular Certificate, the balance thereof determined by multiplying the applicable Certificateholder's Percentage Interest by the aggregate Certificate Balance.

        "Certificate Distribution": On any Remittance Date, the aggregate amount of Debt Service required to be distributed on such date with respect to the Certificates, such amount being equal to the sum of (A) for the Mortgage Loan as of the related Due Date, the amount actually received before the Determination Date by the Trustee from the Mortgagor with respect to the Mortgage Payment (including amounts described in Section 5.03(vii)), plus any amount provided therefor in the Debt Service Reserve Account, (B) any Principal Prepayment received during the related Principal Prepayment Period on the Mortgage Loan if the Mortgage Loan was the subject of a Principal Prepayment during such Principal Prepayment Period, (C) if the Mortgage Loan became a Liquidated Mortgage Loan during the related Principal Prepayment Period, the lesser of (a) the principal balance of the Mortgage Loan as of the first day of such Prepayment Period, before giving effect to any scheduled payment of principal due on such day or (b) the aggregate Net Liquidation Proceeds received with respect to the Mortgage Loan, and (D) if there has been any shortfall in the payment of the Certificate Distribution to a Certificateholder for any reason, the amount of any such shortfall remaining unpaid as of the applicable remittance Date and any amounts in the nature of late payment charges received with respect to the Mortgage Loan.

         "Certificate Register":  The register maintained pursuant to Section
4.02.


         "Certificate Schedule": The Certificate Schedule attached hereto as Exhibit D.2. setting forth the following information for each Certificate: (i) Certificate Number; (ii) the Certificate Balance as of the date of the Certificate Schedule; (iii) the Debt Service on such Certificate: (iv) the maturity date; (v) Remittance Rate; and (vi) the Percentage Interest.

         "Certificateholder" or "Holder": The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent, direction, waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of Kmart, the Borrower or Seller or any affiliate of any such party shall be deemed not to be outstanding and the undivided Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect any such consent, direction, waiver, request or demand has been obtained. The Trustees shall be able to conclusively rely on a





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certificate of the Seller, Kmart or Borrower, as the case may be, in determining which Certificates are registered to an affiliate thereof.

         "Closing Date":  July 24, 1992.

         "Code":  The Internal Revenue Code of 1986, as amended.

         "Conversion Date": The date on which the Borrower shall satisfy the preconditions set forth in Section 5.2 of the Loan Agreement to the commencement of the Occupancy Term of the Loan (as defined in the Loan Agreement), as determined by the Holders of not less than 66 2/3% of the Percentage Interests of the Certificates. Trustee shall make available to the Certificateholders, at Borrower's expense as provided in the Loan Agreement, any materials evidencing satisfaction of the conditions in such Section 5.2 that may be provided by Borrower to the Trustee.

         "Corporate Trust Office": The principal office of the Trustee in the State of California at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this instrument is located at XXXXXXXXXX.

         "Debt Service": The interest and/or principal paid on the Remittance Dates.

         "Debt Service Reserve Account":  An account by that name created by
Section 5.05 hereof.

         "Determination Date": The 10th day (or if such 10th day is not a Business Day, the Business Day immediately following such 10th day) of the month of the related Remittance Date.

         "Discounted Prepayment Value": With respect to any amount of Called Principal of the Mortgage Loan, the amount obtained by discounting all remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date (or Purchase Date in the circumstances described in Section 4.01(e) hereof) with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on a semiannual basis) equal to the Reinvestment Yield. The Trustee shall be provided with a certificate evidencing the calculation of such amount by either the Seller or Holders of Certificates evidencing Percentage Interests in the aggregate not less than 66 2/3% at any time requested by the Trustee.

         "Due Date": With respect to the Mortgage Loan, the 15th day of the month on which each Mortgage Payment is due on the Mortgage Loan, exclusive of any days of grace.





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         "Due Period":  With respect to any remittance Date, the period commencing on the day immediately following the previous Due Date and ending on the current Due Date.

         "Eligible Investments": One or more of the following:

                 (i) obligations of the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                 (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of Standard & Poor's or Moody's, or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to any security evidencing a beneficial ownership interest in the Certificates by the Rating Agency;

                 (iii) commercial or finance company paper which is then rated in the highest commercial or finance company paper rating category of Standard & Poor's and Moody's, or such lower category as will not result in the downgrading or withdrawal of the rating then assigned to any security evidencing a beneficial ownership interest in the Certificates by the Rating Agency;

                 (iv) certificates of deposit, demand or time deposits, federal funds or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof (including the Trustee) and subject to supervision and examination by federal or state banking authorities, provided that the commercial paper or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company) are then rated in the highest rating category for such securities by Standard & Poor's and Moody's, or such lower category as will not result in the downgrading or withdrawal of the rating then assigned to any security evidencing a beneficial ownership interest in the Certificates by the Rating Agency;

                 (v) demand or time deposits or certificates of deposit issued by any foreign or domestic bank or trust company (including the Trustee), savings and loan association or savings bank and fully insured;

                 (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation the





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         commercial paper or long-term unsecured debt obligations of which are then rated in the highest rating category for such securities by Standard & Poor's and Moody's or such lower category as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by the Rating Agency;


                 (vii) repurchase obligations with respect to any security described in (i) and (ii), above, or any other security issued or guaranteed by an agency or instrumentality of the United States, in either case entered into with a depository institution of trust company (acting as principal) described in (iv) above;

                 (viii) securities (other than stripped bonds or stripped coupons) bearing the interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, are then rated in the highest rating category of Standard & Poor's and Moody's, or in such lower rating category as will not result in the downgrading or withdrawal of the rating then assigned to any security evidencing a beneficial ownership interest in the Certificates by the Rating Agency;

                 (ix)  FNMA or FHLMC Guaranteed Mortgage Pass-Through
         Certificates,

                 (x) taxable government money market portfolios restricted to obligations with maturities of one year or less, issued or guaranteed by the full faith and credit of the United States which, at the time of such investment, are then rated in the highest rating category of Standard & Poor's and Moody's; and

                 (xi) such other investments bearing interest or sold at a discount acceptable to the Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to any security evidencing a beneficial ownership interest in the Certificates by the Rating Agency as confirmed in writing by the Rating Agency, provided, however, that no instrument shall be an Eligible Investment if such instrument evidences a right to receive only interest payments with respect to the obligations underlying such instrument and, provided further, that no eligible Investment shall be an instrument entitled to receive interest only payments or principal only payments and provided further, that the "highest rating category" as used in this definition shall mean (A) a rating which would be assigned by Standard & Poor's, as of the date first above written, equivalent to or higher than a (i) "AA" rating with respect to long- term Eligible Investments, (ii) "A1+" with respect to short-term Eligible Investments, and





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         (iii)  "AAm" or "AAmG" with respect to money-market securities; and
         (B) a rating which would be assigned by Moody's, as of the date first above written, equivalent to or higher than an (i) "Aa2" rating with respect to long-term Eligible Investments, and (ii) "P1" with respect to short-term Eligible Investments, and (iii) "Am" with respect to money-market securities.

         "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

         "Event of Default":  Any event of default described in Section 8.01.

         "Extraordinary Expense Advances": All reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Trustees (including the reasonable fees and disbursements of counsel) or either of them of their obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, and (iv) compliance with the obligations under Section 5.07.

         "FDIC": The Federal Deposit Insurance Corporation or any successor organization.

         "Individual Trustee": means   XXXXXXXXXX and permitted successor
hereunder.

         "Insurance Proceeds": Proceeds paid by any insurer pursuant to any insurance policy, including self-insurance proceeds paid by Kmart or any of its subsidiaries, covering the Mortgaged Property.

         "Kmart":  Kmart Corporation, a Michigan corporation.

         "Landlord": The Borrower as the Landlord under the terms of the Leases.

         "Late Collections": With respect to the Mortgage Loan, all amounts received during any Due Period, whether as payments of Mortgage Payments or otherwise, which represent payments or collection of Mortgage Payments due but delinquent for a previous Due Period and not previously recovered or recovered as Liquidation Proceeds, condemnation proceeds or Insurance Proceeds.

         "Lease Guaranties": The Lease Guaranties by Kmart of the Leases dated as of July 1, 1992 and attached as exhibits to the Loan Agreement.





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         "Lease Guaranty Default": With respect to any one or more of the
Leases and Lease Guaranties, the failure of (i) the Tenant under any such Lease to pay any rental due under such Lease, and (ii) Kmart to pay any such rental under the related Lease Guaranty within thirty (30) days after notice to Kmart by Seller of the Tenant's failure to do so.

         "Leases": Collectively, the Leases pursuant to which the Landlord leased the Mortgaged Property to the Tenants as identified in the Loan Agreement.

         "Liquidated Mortgage Loan": The Mortgage Loan after an Event of Default when the Trustees have reasonably determined that all amounts which they expect to recover from or on account of the Mortgage Loan have been recovered.

         "Liquidation Expenses": Expenses which are incurred by the Trustees in connection with the liquidation of the Mortgage Loan after an event of Default, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended by the Trustees pursuant to Section 5.07 (to the extent such amount is reimbursable under the terms of Section 5.07) respecting the Mortgage Loan and any related and unreimbursed expenditures for real estate property taxes or for property restoration or preservation.

         "Liquidation Proceeds": Cash Liquidation received by the trustees in connection with the liquidation of the Mortgage Loan, if defaulted, whether through the sale or assignment of the Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the mortgage Loan other than amounts required to be paid to the mortgagor pursuant to law or the terms of the Mortgage Note.

         "Loan Agreement": The Loan agreement dated as of July 1, 1992, by and between Seller and Borrower pursuant to the terms and conditions of which the Mortgage Loan shall be made.

         "Make-Whole Premium": With respect to any amount of Called Principal of the Mortgage Loan, a premium equal to the sum of (x) the excess (which shall in no event be less than zero), if any, of the Discounted Prepayment Value of the Called Principal of such Mortgage Loan over the sum of (i) such Called Principal plus (ii) interest accrued thereon as of the Settlement Date (or in the circumstances described in Section 4.01(e) hereof, the Purchase Date) with respect to such Called Principal, and (y) an amount equal to the product of the Called Principal and 104.402%. The Make-Whole Premium shall in no event be less than zero. The Trustee shall be provided with a certificate evidencing the calculation of such amount by the Seller or Holders of Certificates evidencing Percentage Interests in the aggregate not less than 66 2/3% at any time requested by the Trustee.


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         "Minimum Investment Grade": A rating of at least Baa3, in the case of a rating by Moody's, and a rating of at least BBB-, in the case of a rating by S&P, or the then equivalent of such rating by Moody's or S&P or, to the extent applicable, by another Rating Agency.

         "Moody's": Moody's Investors Service, Inc. or successors thereto.

         "Mortgage": The mortgage, deed of trust or other instrument creating a first lien or a first priority ownership interest in an estate in fee simple in real property and a first priority security interest in personal property included therewith securing the Mortgage Note.

         "Mortgage File": The items referred to in Exhibit D.3. annexed hereto pertaining to the Mortgage Loan.

         "Mortgage File Documents": All of the documents contained in the Mortgage File.

         "Mortgage Loan": The loan evidenced by the Loan Agreement, Mortgage Note and the Mortgage, sold and assigned by the Seller to the Trustee and which is the subject of this Agreement, is included in the Trust and is identified on the Mortgage Loan Schedule annexed hereto as Exhibit D.1..

         "Mortgage Loan Schedule": The schedule attached hereto as Exhibit D.1. setting forth the following information for the Mortgage Loan: (i) the Mortgagor's name; (ii) the street address of the Mortgaged Property including county and zip code; (iii) the maturity date; (iv) the mortgage rate; (v) the first Due Date; (vi) a schedule setting forth the Mortgage Payment; and (vii) the original principal balance of the Mortgage Loan.

         "Mortgage Note": The Collateralized Promissory Note or other evidence of the indebtedness of Mortgagor secured by the Mortgage.

         "Mortgage Payment": The scheduled payment of principal and/or interest on the Mortgage Loan. Specifically with respect to interest, the amounts due on each June 15 and December 15, commencing December 15, 1992, and with respect to principal, the amounts due on each June 15, commencing June 15, 1993 (before any adjustment to such payment by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

         "Mortgaged Property": The real and personal property securing the Mortgage Note and the improvements to be constructed with the proceeds of the Mortgage Loan.

         "Mortgagor": The Borrower, as obligor on the Mortgage Note.

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         "NAIC": National Association of Insurance Commissioners, its
successors and assigns or the Securities Valuation Office (SVO) thereof which provides insurance companies with uniform prices and quality ratings.

         "Net Liquidation Proceeds": As to the Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses.

         "Note Put Agreement": The Note Put Agreement dated as of July 1, 1992, by and between Kmart and Seller.

         "Officer's Certificate": A certificate signed by the Chairman of the Board, the Chief Executive Officer, the President or a Vice President, the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries or any other duly authorized officer of the Seller and delivered to the Trustees as required by this Agreement.

         "Opinion of Counsel": A written opinion of an attorney at law admitted to practice in any state of the United States or the District of Columbia, or a law firm (such attorney or law firm herein referred to as "Counsel"), who may, except as otherwise expressly provided in this Agreement, be in-house counsel for the Seller, which counsel shall be reasonably acceptable to the Trustee.

         "Paying Agent": The Person designated as the Paying Agent pursuant to
Section 4.05.

         "Percentage Interest": The percentage interest (which may be expressed as a fraction) evidenced by one or more Certificates in the aggregate distributions required to be made in respect of the Certificates.

         "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Placement Agent":   XXXXXXXXXX.

         "Principal Prepayment": Any payment or other recovery of principal on the Mortgage Loan including Insurance Proceeds and condemnation awards to the extent required to be deposited in the Certificate Account (other than Liquidation Proceeds and monthly receipts of amounts referred to in Section 5.02(a)) which is received in advance of its scheduled Due Date, and which is not accompanied by an amount of interest representing scheduled interest due.

         "Principal Prepayment Period": With respect to any Remittance Date, the preceding Due Period.



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         "Project":       The Power Center to be constructed by the Borrower in
Utica, Michigan with the proceeds of the Mortgage Loan.

         "Project Completion":    The "date of occupancy by Tenant" as defined
in Article 10 of each Lease.

         "Purchase Agreement for Certificates":    The  agreements  so  named
between  the  Placement  Agent  and  the applicants  to  purchase Certificates.

         "Purchase Date":         The Business Day first occurring thirty (30)
days after notice  is given to Kmart of the election to  exercise the Put.

         "Purchase Price": The Make-Whole Premium calculated with respect to the Purchase Date.

         "Put": Exercise of the right to require Kmart to purchase the Mortgage Note in accordance with Section 2.3 of the Note Put Agreement.

         "Rating Agency":

         (i) With respect to the Certificates shall mean NAIC; if NAIC or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trustee; references herein to the two highest rating categories of a Rating Agency shall mean AA or better, in the case of Standard & Poor's and in the case of any other Rating Agency shall mean such ratings without any plus or minus; and

         (ii) With respect to the redemption provisions of Section 4.01, shall mean Moody's and S&P and, if either Moody's or S&P (but not both) ceases to rate the indebtedness or corporations generally, or unsubordinated, senior, unsecured indebtedness of Kmart in particular, then another comparable rating agency of recognized national standing in the United States designated by notice in writing to the Trustee from the Seller or Holders of Certificates evidencing Percentage Interests aggregating not less than 66 2/3%.

         A "Rating Decline":

                          (i) The ratings assigned to unsubordinated, senior, unsecured indebtedness of Kmart on such date by either Moody's or S&P: (a) declines to a rating below the Minimum Investment Grade, or (b) further declines, in the event then rated below the Minimum Investment Grade; or

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                 (ii) (a) Unsubordinated, senior, unsecured indebtedness  of
         Kmart ceases to be rated by either Moody's or S&P (other than by reason of such Rating Agency ceasing to rate the indebtedness of corporations generally) at such time as the rating then assigned by the remaining such Rating Agency shall be below Minimum Investment Grade or (b) unsubordinated, senior, unsecured indebtedness of Kmart ceases to be rated by either Moody's or S&P at such time as the rating then assigned by the remaining such Rating Agency shall be at least the Minimum Investment Grade and the Kmart is unable to have such debt rated by another Rating Agency within 90 days thereafter; or

                 (iii) Unsubordinated, senior, unsecured indebtedness of Kmart ceases to be rated by both Moody's and S&P for any reason (except if, through no fault of Kmart, both Moody's and S&P are unable to provide a rating due to a business failure or interruption affecting both Moody's and S&P).

For purposes of determining whether a Rating Decline shall have occurred under clause (i) of this definition, the rating initially assigned by any Rating Agency engaged by Kmart pursuant to clause (ii) to replace any rating withdrawn or otherwise terminated by Moody's or S&P shall be compared to the last rating assigned by Moody's or S&P, as the case may be, to determine if the circumstances described in (i)(a) or (b) exist.

         "Record Date": The close of business on the first (1st) day of the month of the related Remittance Date.

         "Redemption Price": The Make-Whole Premium calculated with respect to the Settlement Date.

         "Regulations": The Treasury Regulations, including temporary and final regulations promulgated under the provisions of the Internal Revenue Code of 1986, as amended.

         "Reinvestment Yield":   Means, with respect to the  Called Principal
of the Mortgage Loan, the sum of (x) the yield to maturity implied by the following: (i) the yields reported, as of 10:00 a.m. (New York City time) on the third Business Day preceding the Settlement Date (or Purchase Date in the circumstances described in Section 4.01(e)) with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Service (or such other display as may replace Page 678 on the Telerate Service) for actively traded U.S. Treasury securities having a maturity equal (as near as practicable) to the Remaining Average Life of the Called Principal being paid or prepaid as of such Settlement Date (or Purchase Date in the circumstances described in Section 4.01(e)), or (ii) if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, the Treasury

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

Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the third Business Day preceding the Settlement Date (or Purchase Date in the circumstances described in Section 4.01(e)) with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal (as near as practicable) to the Remaining Average Life of the Called Principal being paid or prepaid as of such Settlement Date (or Purchase Date in the circumstances described in Section 4.01(e)); such implied yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between reported yields; and (y) fifty (50) basis points. The Trustee shall be provided with a certificate evidencing the calculation of Reinvestment Yield by the Seller or Holders of Certificates evidencing Percentage Interests aggregating not less than 66 2/3% at any time requested by the Trustee.

         "Remaining Average Life": Means, with respect to any amount of Called Principal of the Mortgage Loan, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into
(ii) the sum of the products obtained by multiplying (a) each Remaining Scheduled Payment of such Called Principal (but not of interest thereon) by
(b) the number of years (calculated to the nearest one-twelfth year) which will elapse between the Settlement Date (or Purchase Date in the circumstances provided in Section 4.01(e)) with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment. The Trustee shall be provided with a certificate evidencing the calculation of Remaining Dollar-Years by the Seller or Holders of Certificates evidencing Percentage Interests aggregating not less than 66 2/3% at any time requested by the Trustee.

         "Remaining Scheduled Payments": With respect to any amount of Called Principal of the Mortgage Loan, all payments of such Called Principal and interest thereon that would be due on or after the Settlement Date (or Purchase Date in the circumstances described in Section 4.01(e)) with respect to such Called Principal if no payment of such Called Principal
were made  prior to its expressed  maturity date.   The Trustee shall  be
provided with a schedule setting forth Remaining Scheduled Payments by the Seller or Holders of Certificates evidencing Percentage Interests aggregating not less than 66 2/3% at any time requested by the Trustee.

         "Remittance Date": With respect to the Certificates, an interest payment date of December 15, 1992, and each December 15 and June 15 thereafter until June 15, 2013, or the payment of the unpaid principal balance in full.

         "Remittance Rate": The annual fixed rate of interest payable to a Certificateholder. The Remittance Rate shall equal the rate per annum set forth in the Certificate Schedule. Any remittance of interest at such rate shall be based upon the applicable Certificate Balance and twelve calendar months of 30 days and a year of 360 days.

         "Responsible Officer": When used with respect to the Trustee, includes the Chairman of the Board of Directors, the President, Vice President, every Assistant Vice President, the Cashier, every Assistant Cashier, every Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Seller":   XXXXXXXXXX or its successors in interest.

         "Settlement Date": Means, with respect to the Called Principal, the date on which such Called Principal is to be paid or prepaid in any way pursuant to Section 2 of the Loan Agreement or is declared to be immediately due and payable pursuant to Section 9.2 of the Loan Agreement, as the context requires.

         "Standard & Poor's" or "S&P": Standard & Poor's Corporation or any successor thereto.

         "Subordination Agreements": The several Consent and Agreements each dated as of July 1, 1992, entered into by the Seller, as lender, the Landlord and each Tenant, respectively.

         "Tenants": The Tenants identified in the Loan Agreement which will occupy the Mortgaged Premises in accordance with the Leases.

         "Transfer Affidavit": A Transfer Affidavit required pursuant to
Section 4.02(d)(i).

         "Triggering Event": The exercise by Seller or its successors or assigns of the Put following (i) a Rating Decline provided in Section 2.4 of the Loan Agreement and the failure of Borrower to redeem the Mortgage Note, in strict accordance with the terms of such Section 2.4 of the Loan
Agreement, or (ii) a failure of Project Completion to occur prior to the expiration of the Pre-Occupancy Term of the Loan, or (iii) a Lease Guaranty Default. A Triggering Event entitles Seller and its successors and assigns to require Kmart thereupon to purchase the Mortgage Note.

         "Trust": The trust created pursuant to this Agreement.

         "Trust Fund": The corpus of the trust created by this Agreement, to the extent described herein, consisting of the Mortgage Loan and all Mortgage File Documents assigned to the Trust by Seller, such assets as shall from time to time be indentified as deposited in the Certificate Account (including the investment of funds therein), the Debt Service Reserve Account, property which secured the Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure, the proceeds of insurance, condemnation awards and all other amounts receivable under the Mortgage and all proceeds of the foregoing.

         "Trustee":   XXXXXXXXXX, and its permitted successors hereunder.

         "Trustee's Fee": The amount of the annual fee paid to the Trustee pursuant to this Agreement, as set forth in the fee agreement to be delivered by the Trustee, in substantially the form attached hereto as an Exhibit, payable (except as otherwise provided herein) from the interest earnings on amounts held by the Trustee in the Certificate Account hereunder. Such fee shall be payable annually on the Closing Date from proceeds of the Certificates and thereafter on each June 15 commencing June 15, 1994, during the term of this Agreement. Such fee shall constitute all compensation due for the services rendered under this Agreement, except for the payment of certain additional amounts for extraordinary services by the Certificateholders as otherwise provided in this Agreement.

                               [End of Article I]

                                   ARTICLE II
                    CONVEYANCE OF MORTGAGE LOAN; TRUST FUND

         Section 2.01. Conveyance of Mortgage Loan. The Seller, as grantor, does hereby sell, transfer, assign, set over and convey to the Trustees without recourse (except as provided herein), in trust intending to establish the Trust, all the right, title and interest of the Seller in and to the Mortgage Loan, including all interest and principal received by the Seller on or with respect to the Mortgage Loan.

         In connection with such sale and assignment, the Seller does hereby deliver to, and deposit with, the Trustee the documents constituting the Mortgage File.

         If the Seller cannot deliver the Mortgage for the Mortgage Loan with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where the Mortgage has been delivered for recordation, the Seller shall deliver or cause to be delivered to the Trustee an Officer's Certificate, with a photocopy of the Mortgage attached thereto, stating that the Mortgage has been delivered to the appropriate public recording official for recordation. The Seller shall promptly deliver or cause to be delivered to the Trustee, within 90 days of the Closing Date, the Mortgage with evidence of recording indicated thereon upon receipt thereof from the public recording official.

         The seller shall promptly cause to be recorded in the appropriate public office for real property records the Assignment. Seller shall also cause any publication of notice thereof or other filing thereof as may be required. While the Assignment is being recorded, the Seller shall leave with the Trustee a photocopy of the Assignment. If the Assignment is returned unrecorded to the Seller because of any defect therein, the Seller shall cause such defect to be cured and the Assignment to be recorded in accordance with this paragraph. Within 90 days of the Closing Date, the Seller shall deliver or cause to be delivered to the Trustee an Officer's Certificate stating that the Assignment has been duly recorded in the appropriate public offices for real property records and shall deliver or cause to be delivered the Assignment with evidence of recording thereon. Seller shall pay or caused to be paid all filing, registration and recording taxes and fees incident thereto and all expenses, taxes and other governmental charges incident to or in connection with the preparation, execution, delivery or acknowledgment of such instruments.

         Any document constituting part of the Mortgage File held by the Seller or on its behalf by any third party shall be held as custodian for the Trustee and the Certificateholders. The parties hereto intend that the conveyance of the Seller's right, title and interest in and to the Mortgage Loan and other items of the Trust Estate pursuant to this Agreement shall constitute a purchase and sale and not a pledge of security for a loan. In the event that such conveyance is deemed to be a loan, the parties hereto intend that the Seller shall be deemed to have granted the Trustee a first priority security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loan and other items of the Trust Estate. If the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person in any Certificates, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person.

         Section 2.02. Acceptance by Trustee. The Trustee acknowledges receipt of the documents referred to in Section 2.01, subject to any exceptions noted in a certificate of the Seller delivered on the Closing Date, and declares that it holds and will hold such documents and any other documents constituting a part of the Mortgage File delivered to it in trust for the use and benefit of all present and future certificateholders. The Trustee agrees, for the benefit of Certificateholders, to review each of the documents described in Section 2.01 delivered to it within 45 days after the Closing Date to ascertain that all required documents have been executed and received, and that such documents relate to the Mortgage Loan identified in the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. If the Trustee finds any document or documents constituting a part of the documents described in
Section 2.01 to be missing, mutilated, damaged, defaced, incomplete, improperly dated, clearly forged, otherwise physically altered or otherwise defective in any material respect, the Trustee shall promptly (and in any event within no more than five Business Days after such discovery) so notify the Seller. In addition, the Trustee shall also notify the Seller, if in examining such documents, or through any other means, the trustee had notice or knowledge (a) of any adverse claim, lien or encumbrance against the Mortgage Loan or Mortgaged Property, (b) that the Mortgage Note was overdue or had been dishonored, (c) of evidence on the face of the Mortgage Note or Mortgage of any security interest or other right or interest therein, or (d) of any defence against or claim to the Mortgage Note by any party. The Seller shall use its best efforts to correct such omission or other irregularity referred to above within 90 days from the date of the Closing Date. The Trustee shall review the documents referred to in section 2.01 only for the purpose set forth in this
Section 2.02, and the Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

         Within 90 days of the Closing Date, the Trustee shall deliver to the Seller and the Certificateholders the Trustee's certification attached hereto as Exhibit 2.02.1.

         Section 2.03. Trust Fund. The Trustee acknowledges that it holds the Trust Fund created pursuant to this Agreement in trust for the use and benefit of all present and future Certificateholders.

         Section 2.04. Execution and Authentication of Certificates. The Trustees acknowledge the assignment to them of the Mortgage Loan and the delivery of the documents specified in Section 2.01 to Trustee, and, concurrently with such delivery, the Trustee has caused to be authenticated and delivered to or upon the order of the Seller, in exchange for the proceeds paid therefor by the Certificateholders, Certificates in authorized denominations evidencing ownership of the entire Trust Fund.

                              [End of Article II]

                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Section 3.01. Representations and Warranties of Seller. The Seller represents and warrants to, and covenants with, the Trustee and the Certificateholders that as of the Closing Date:

           (i) Seller is duly organized, validly existing and in good standing as a corporation under the laws of the State of Nevada and is qualified to transact business in and is in good standing under the laws of the state in which the Mortgaged Property is located or is otherwise exempt under applicable law from such qualification and no demand for such qualification has been made upon Seller by any such state;

           (ii) Seller has the full power and authority to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general;

           (iii) The Certificates have been duly authorized by all necessary action on the part of Seller and, when duly executed and delivered by authorized officers of Seller and duly authenticated by the Trustee, will be validly issued and outstanding, entitled to the benefits of this Agreement, enforceable in accordance with their terms, and evidence the entire ownership interest in the Trust Fund;

           (iv) Neither the execution and delivery of this Agreement or the Certificates, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, conditions or provisions of Seller's articles of incorporation or bylaws or any legal restriction or any agreement or instrument to which Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject;

           (v) At the date hereof, Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant and agreement of or by Seller contained in this Agreement;

           (vi) There is no litigation pending or, to Seller's knowledge, threatened, which, if determined adversely to Seller, would adversely affect the execution, delivery or enforceability of this Agreement or the Certificates, or, in Seller's reasonable judgment, which is likely to have a material adverse effect on the financial condition of Seller;

           (vii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Seller of or compliance by Seller with this Agreement, the issuance of the Certificates, or the consummation of the transactions contemplated by this Agreement;

           (viii) The transfer, assignment and conveyance of the Mortgage Note and the Mortgage by Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

           (ix) Neither this Agreement nor any written statement, report or other document furnished or to be furnished by Seller pursuant to this Agreement or in connection with the transactions contemplated hereby, including the sale or placement of the Certificates, contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contains therein not misleading;

           (x)  With respect to the Mortgage Loan:

                (a)  The information set forth in the Mortgage Loan
           Schedule is true and correct in all material respects;

                (b) As of the Closing Date, the Mortgage Loan is not delinquent in payment; Seller has not advanced funds, or actively induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property or a Tenant under the Leases or Kmart under the Lease Guaranties subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan; there is no requirement for future advances; and all costs, expenses and fees in connection with the making, closing or recording of the Mortgage Loan have been paid;

                (c) There are no delinquent taxes or, to the best of Seller's knowledge, other outstanding charges affecting the Mortgaged Property;

                (d) The terms of the Mortgage File Documents have not been impaired, waived, altered or modified in any respect, except by written instruments; the substance of such waiver, alteration or modification is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part;

                (e) To the best of Seller's knowledge, the Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                (f) The Mortgaged Property is not located in a flood plain. All buildings upon the Mortgaged Property are insured by a reasonably acceptable insurer (or self-insured as permitted under the Mortgage) against loss by fire and hazards of extended coverage. All such Standard Hazard Policies contain a standard mortgagee clause naming Trustees their successors and assigns as mortgagee and all premiums due thereon have been paid. The Mortgage obligates the Mortgagor thereunder or the Tenants to maintain all such insurance at Mortgagor's cost and expense (or be self-insured as permitted under the Mortgage), and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

                (g) To the best of Seller's knowledge, any and all requirements of any federal, state or local law applicable to the Mortgage Loan have been complied with;

                (h) The Mortgage has not been satisfied, cancelled or subordinated, in whole, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

                (i) The Mortgaged Property is located in the State of Michigan as indicated on the Mortgage Loan Schedule;

                (j) The Mortgage lien is insured by a lenders extended coverage policy of title insurance as a first lien on the Mortgaged Property, and the improvements to be constructed thereon, including all buildings to be constructed on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems to be affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing, securing the Mortgage Note's original principal balance of the Mortgage Loan. Such lien is subject only to (1) the Leases, (2) the lien of current real property taxes and assessments which are not delinquent, (3) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally, which are specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or the certification of the Seller as to value, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (4) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein;

                (k) The Mortgage Note and the Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors generally;

                (l) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2)(A) organized under the laws of such state, or
           (B) qualified to do business in such state or (C) federal savings banks, federal savings and loan associations, national banks or a Federal Home Loan Bank having principal offices in such state, or
           (D) not doing business in such state or (E) not required to qualify to do business in such state;

                (m) The Mortgage Loan is covered by an ALTA extended coverage lender's title insurance policy or other generally acceptable form of policy or insurance, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (j)(1) and (2) above) Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. After the transfer of the Mortgage Loan to the Trustees pursuant to Section 2.01, the Trustees will be the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect. No claims have been made under such lender's title insurance policy, and no prior holder of the Mortgage, including the Trustees, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

                (n) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note or any other Mortgage File Documents, and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration of the Mortgage Loan; and Seller has not waived any default, breach, violation or event permitting acceleration;

                (o) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and, to the best of Seller's knowledge, no rights are outstanding that under law could give rise to such lien not insured over by lender's title insurance policy) affecting the Mortgaged

           Property which are or may be liens prior to, or equal or coordinate with, the lien of the Mortgage;

                (p) All improvements which were considered in determining the Appraisal of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and, to the best of Seller's knowledge, no improvements on adjoining properties encroach upon the Mortgaged Property;

                (q)  The Mortgage Loan was originated by Seller.  The Mortgage
           Note is payable in semiannual installments of interest and commencing June 15, 1993 is payable in annual installments of principal and requires a Mortgage Payment which is sufficient to amortize the original principal balance over a term to June 15, 2013 and to pay interest at the interest rate specified in the Mortgage Note; provided, that Mortgage Payments due under the Mortgage Note are due and payable on the first day of the month in which a Due Date occurs;

                (r) The Mortgage contains provisions for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder but provides that the Mortgage may be assumed or taken subject to by the buyer of the Mortgaged Property without consent in certain conditions;

                (s) The Mortgaged property is free of damage and waste and there is no proceeding pending or, to the best of Seller's knowledge, threatened for the total or partial condemnation thereof;

                (t) The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including by judicial foreclosure. To the best of Seller's knowledge, there is no exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage subject, in each case, to applicable federal and state laws and judicial precedents with respect to bankruptcy and rights of redemption;

                (u) All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the

           Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties;

                (v) The proceeds of the Mortgage Loan will be disbursed in accordance with the Loan Agreement;

                (w) Immediately before the transfer to the Trustees, the Mortgage Note and the Mortgage were not subject to an assignment or pledge, and Seller had good title thereto and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Trustees free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest. Immediately upon the transfer thereof pursuant to Section 2.01, the Trustees, on behalf of the Certificateholders, will have good indefeasible title to, and will be sole owner of, the Mortgage Loan, free and clear of any encumbrance, equity, lien, pledge, charge, claim or security; and

                (x) The Mortgage File contains an Appraisal of the Mortgaged Property.

                              [End of Article III]

                                   ARTICLE IV

                                THE CERTIFICATES

         Section 4.01  The Certificates.

         (a) Form and Terms. The Certificates shall be substantially in the form annexed hereto as Exhibit 4.01.a.1 with such changes as the Seller deems appropriate, and shall, on original issuance, be executed by the Seller and authenticated by the Trustee upon receipt by the Trustee of the documents specified in Section 2.01, delivered to or upon the order of the Seller. Each Certificate shall be issuable in the respective principal amounts (aggregating $31,900,000), bearing interest and having the other terms as are set forth in the Certificate Schedule.

         Certificates shall not be subject to redemption except as provided herein.

         (b) Optional Prepayment Redemption. Upon compliance with Section 2.3 of the Loan Agreement, the Borrower shall have the option at any time and from time to time of prepaying the Mortgage note, either in whole or in part (but if in part, then in units of U.S. $1,000,000 or integral multiples of $100,000 in excess thereof). The Certificates shall be subject to redemption from the proceeds of such prepayment irrevocably deposited with the Trustee on the related Settlement Date, in whole or in part, pro rata, at a price equal to the Redemption Price.

         (c)  Rating Decline Redemption.  Under the circumstances set forth in
Section 2.4 of the Loan Agreement, the Borrower may be required to prepay the Mortgage Note, in whole but not in part, at the Redemption Price. As provided in the Loan Agreement, within seven days after the first date on which any Rating Decline has occurred, the Borrower is required to mail notice to the Trustee and to Kmart, which notice shall: (1) state that a Rating Decline has occurred, (2) describe any action that caused such a Rating Decline, and the date of the occurrence thereof, (3) set forth the Borrower's offer to redeem the Mortgage Note, (4) state the Settlement Date (which shall be not more than thirty (30) days from the date such notice is required to be mailed), the Redemption Price and manner of calculation thereof; and (5) state the party to whom the Mortgage Note shall be surrendered on or before the Settlement Date. The Certificates shall be subject to redemption in whole on the Settlement Date with respect thereto at a price equal to the Redemption Price from the proceeds of the Mortgage Note prepayment.

         (d) Other Redemption. The Certificates may be redeemed in whole or in part at the Redemption Price from and to the extent of other Principal Prepayments of the Mortgage Note, (i) in the event of failure of the Borrower to satisfy the conditions to the Conversion Date under the Loan Agreement, not later than five (5) Business Days following expiration of the Pre-Occupancy Term (as it may have been extended pursuant to the Loan Agreement) (the related Settlement Date), and (ii) in the event of receipt of proceeds of insurance, condemnation or other award relating to all or a portion of the Mortgaged Property, in which event the Trustee shall apply such amounts to the payment of the Redemption Price on a Settlement Date which shall be no later than 45 days from the occurrence of the casualty or 15 days from receipt by Trustee of the proceeds of condemnation.

         As provided in the Loan Agreement, the Borrower may request an extension of up to one year of the Pre-Occupancy Term by providing copies of all materials required under the Loan Agreement for such extension to the Trustee shall promptly, upon receipt of such materials, send notice of such request to the Certificateholders and make such materials available to the Certificateholders (at the expense of Borrower as provided in the Loan Agreement). If Holders of Certificates evidencing not less than 66 2/3% of Percentage Interests shall so direct, the Trustee shall give notice to the Borrower of any permitted extension of the Conversion Date.

         (e) Redemption Following Triggering Event. Pursuant to the Note Put Agreement, in the event of any Triggering Event the Trustee, as holder of the Mortgage Note, shall have the right to exercise the Put as directed herein, which requires Kmart to purchase the Mortgage Note in whole (but not in part) on the Purchase Date at the Purchase Price. Upon receipt by the Trustee of notice of any Triggering Event, the Trustee shall notify the Certificateholders, and upon the direction of the Holders of not less than 66 2/3% of Percentage Interests and receipt of indemnification satisfactory to it in accordance with Section 9.02(iii), the Trustee shall exercise the Put right. In the event the Holders shall so direct the Trustee to exercise the Put, the Trustee shall cause a notice to be mailed to Kmart, which notice shall state:
(1) the occurrence of a Triggering Event, (2) the Purchase Date, (3) the estimated Purchase Price, (4) the manner in which the Purchase Price has been determined, and (5) that, upon the direction of the Holders of the requisite Percentage Interests, the holder of the Mortgage Note elects to have Kmart purchase the Mortgage Note on the Purchase Date. The Certificates shall be subject to redemption from the proceeds of the Mortgage Note Purchase Price, at such Purchase Price, on the Purchase Date. In the event the Holders do not so direct the Trustee to exercise the Put right, the Trustee shall not exercise the Put right.

         Notwithstanding any provision of this Agreement, the failure to redeem Certificates pursuant to Sections 4.01(c) or (d) due to the failure of the Borrower to prepay the Mortgage Note so as to cause a Triggering Event will not constitute an

Event of Default as long as a redemption of the Certificates shall take place in accordance with this Section 4.01(e).

        (f) Notice of Redemption. Notice of redemption pursuant to Section 4.01(b) shall be given by sending such notice, by first-class mail, postage prepaid, not less than 30 days nor more than 60 days prior to the applicable Settlement Date. Notice of redemption pursuant to any other provision hereof shall be given within one Business Day following receipt of notice of the facts giving rise to such redemption by the Trustee. All notices of redemption shall be mailed to the registered owners of each Certificate to be redeemed at the address shown on the Certificate Register. Neither the failure of any registered owner to receive a notice mailed nor any defect in any notice so mailed shall affect the validity of the proceedings for such redemption. All Certificates or units thereof so called for redemption will cease to accrue interest on the specified Settlement Date provided funds for their redemption are on deposit at the principal corporate trust office of the Trustee at that time.

         (g) Execution and Authentication. The Certificates shall be executed on behalf of the Seller by the manual or facsimile signature of an authorized officer of the Seller. The Certificates shall be authenticated by manual signature on behalf of the Trustee by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper authorized officers of the Seller shall bind the Seller, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a manual authentication by a Responsible Officer of the Trustee and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         (h) Rights of Holders to Payments. The rights of the Certificateholders to receive payments with respect to the Trust Fund in respect of the Certificates, and all ownership interests of the Certificateholders in such payments, shall be as set forth in this Agreement.

         Section 4.02.  Registration of Transfer and Exchange of Certificates.

         (a) The Trustee shall cause to be kept at its Corporate Trust Office, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe which shall not conflict with the provisions of this Agreement, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall be the Certificate Registrar.

         (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, a Certificate or Certificates of a like tenor and dated the date of authentication by the Trustee.

         (c) Trustee shall not be required to register any attempted transfer of a Certificate unless, prior to said transfer, Trustee and Seller have been provided with evidence reasonably satisfactory to them as to compliance with (or an exemption from) the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and with registration (or exemption therefrom) and any other applicable provisions of state securities laws. So long as the Certificates are not registered under the Securities Act, each Certificate shall contain a statement to the following effect:

         THIS CERTIFICATE MAY NOT BE SOLD, PLEDGED, ASSIGNED, TRANSFERRED, FRACTIONALIZED OR HYPOTHECATED UNLESS IN COMPLIANCE WITH THE PROVISIONS OF
SECTION 4.02 OF THE AGREEMENT.

         Trustee has no obligation to any Holder to register the Certificates under, or to effect compliance with any exemption under, the Act.

         The Holder of a Certificate desiring to effect transfer shall, and does hereby agree to, indemnify the Trustee and the Seller against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. The system of transfer of Certificates established hereunder is intended to satisfy the requirements of
Section 163(f) of the Code and the Regulations promulgated thereunder.

         (d) No transfer of a Certificate shall be made unless the Trustee shall have received either (i) a Transfer Affidavit from the transferee of such Certificate, reasonably acceptable to and in form and substance reasonably satisfactory to the Trustee and the Seller, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA, nor a person acting on behalf of any such plan, which Transfer Affidavit shall not be an expense of the Trustee or the Seller, or (ii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA and Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan, an Opinion of Counsel reasonably satisfactory to the Trustee and the Seller to the effect that the purchase or holding of such Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Seller to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Seller.

         (e) At the option of the Certificateholder, a Certificate may be exchanged for another Certificate or Certificates of a like tenor, upon surrender of the Certificate to be exchanged at any office or agency of the Trustee maintained for such purpose. Whenever the Certificate is so surrendered for exchange, the Seller shall execute, and the Trustee shall authenticate and deliver, the Certificate which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form reasonably satisfactory to the Trustee duly executed, by the Holder thereof or his attorney duly authorized in writing.

         (f) No service charge shall be made to the Holder for, or in connection with, any transfer or exchange of the Certificate, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate.

         (g) All Certificates surrendered for transfer and exchange shall be destroyed by the Trustee.

         (h) Notwithstanding any other provision of this Agreement, no transfer of a Certificate may be made to Kmart, Borrower or Seller, or any affiliate of any such party, without the prior written consent of all Certificateholders.

         Section 4.03.  Mutilated, Destroyed, Lost or Stolen Certificates.  If
(i) any mutilated Certificate is surrendered to the Trustee or the Trustee receives evidence to its reasonable satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership of the undivided interest of the Certificateholder in the Trust Fund, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time.

         Section 4.04. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Seller and the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate and the undivided interest in the Trust Fund evidenced thereby for the purpose of receiving remittances pursuant to Section 6.01 and for all other purposes whatsoever, and neither the Seller nor the Trustee shall be affected by notice to the contrary.

         Section 4.05. Appointment of Paying Agent. The Trustee shall serve as Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section 6.01.

                              [End of Article IV]

                                   ARTICLE V

                TRUSTEE'S DUTIES WITH RESPECT TO MORTGAGE LOAN;
                           ESTABLISHMENT OF ACCOUNTS


         Section 5.01. Calculation of Distributions. The Trustee shall calculate the Certificate Distributions, make distributions on each Remittance Date as set forth in Section 6.01 and have full power and authority to do any and all things which it may deem necessary or desirable in connection with such duties.

         Section 5.02. Receipt of Lease Payments; Collection of Mortgage Loan Payments.

         (a) The Trustee acknowledges that, pursuant to the Subordination Agreements, unless and until otherwise notified by Seller, the Trustee will be paid directly by the Tenants all annual rental and other amounts payable by Tenants under the Leases, to be deposited by the Trustee in the Certificate Account as described below and invested in Eligible Investments as directed in writing by Borrower and applied, together with such investment earnings, as a credit to the Mortgage Loan Payments when due. In the event the Trustee shall not have received at least twenty-four hours' notice as to any such investment direction upon the maturity of an existing investment, the Trustee shall be authorized to invest maturing amounts in Eligible Investments described in subparagraph (x) of the definition thereof until further directed in writing as to investments of such amounts. Investment earnings and losses shall be charged to the moneys in the Certificate Account, and the Trustee shall have no responsibility for any loss on any Eligible Investments.

         (b) Continuously from the date hereof until the principal and interest on the Mortgage Loan are paid in full, the Trustee will use reasonable best efforts to collect all payments due under the Mortgage Loan when the same shall become due and payable. On each June 15 during the term of this Agreement, the Mortgagor shall provide the Trustee with a certificate to the effect that Mortgagor shall provide the Trustee with a certificate to the effect that Mortgagor is in compliance with the terms of the Loan Agreement and the Mortgage Note.

         Section 5.03. Establishment of Certificate Account; Deposits in Certificate Account. With respect to the Mortgage Loan, the Trustee shall cause to be segregated and held all funds collected and received pursuant to the Mortgage Loan separate and apart from any of its own funds and general assets and shall cause to be established and maintained a Certificate Account for the benefit of the Certificateholders, in the form of a trust account titled "Mortgage Pass-Through Certificates, (Kmart Corporation Power Center - Utica, Michigan Project) Series 1992 in trust for the benefit of the Certificateholders." The Trustee from time to time, at the direction of the Borrower, shall invest moneys in the Certificate Account in Eligible Investments, which shall mature not later than the Remittance Date next following the date of such investment and shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Trustee. In the event the Trustee shall not have received at least twenty-four hours' notice as to any such investment direction upon the maturity of an existing investment, the Trustee shall be authorized to invest maturing amounts in Eligible Investments described in subparagraph (x) of the definition thereof until further directed in writing as to investments of such amounts. Investment earnings and losses shall be charged to the moneys in the Certificate Account, and the Trustee shall have no responsibility for any loss on any Eligible Investments.

         The Trustee shall cause to be deposited in the Certificate Account on a daily basis and maintained and administered hereunder:

                 (i) All scheduled payments due on account of principal on the Mortgage Loan, and all Principal Prepayments collected and any amounts in the nature of late payment charges with respect thereto;

                 (ii) All payments on account of interest on the Mortgage Loan (minus any Trustee Fees to which the Trustee is entitled);

                 (iii)  All Net Liquidation Proceeds;

                 (iv) All Insurance Proceeds received by the Trustee under any title, hazard or other insurance policy;

                 (v) All awards or settlements in respect of condemnation proceedings affecting the Mortgaged Property which are not released to the Borrower in accordance with the terms of the documents contained in the Mortgage File;

                 (vi)  All Extraordinary Expense Advances made by the Trustee;

                 (vii) All revenues from the Mortgaged Property acquired by the Trustee by foreclosure or deed in lieu of foreclosure net of any Extraordinary Expense Advances with respect to the Mortgaged Property;

                 (viii) All payments under the Leases and Lease Guaranties as described in Section 5.02(a);

                 (ix) The initial deposit on the date of issuance of the Certificates of $7,000 from the proceeds of the Certificates; and

                 (x) Any amounts required to be deposited therein in accordance with any other provisions of this Agreement.

The foregoing requirements for deposit in the Certificate Account shall be exclusive. However, the Trustee may, but is not required to, deposit in the Certificate Account the Trustee Fee.

         Section 5.04. Permitted Withdrawals From the Certificate Account. The Trustee may, from time to time, cause the withdrawal of funds from the Certificate Account for the following purposes:

                 (i) to make payments to the Certificateholders in the amounts and in the manner provided for in Section 6.01;

                 (ii) (a) to pay the fees and expenses incurred by the entity retained pursuant to Section 6.02 to prepare tax returns and reports; and (b) to reimburse the Trustee for unpaid Trustee Fees and unreimbursed Extraordinary Expense Advances and to reimburse itself or the Seller for any expenses, costs and liabilities for which it is entitled to reimbursement under Section 6.03 or 7.03; prior to an Event of Default the Trustee's right to reimburse itself (other than with respect to the Trustee Fees) or make payments to the Seller pursuant to this clause (ii) with respect to the Mortgage Loan is limited to reimbursement or payments from related Liquidation Proceeds, condemnation proceeds and amounts representing insurance proceeds; however, subsequent to an Event of Default the Trustee shall have a prior lien on all moneys in the Certificate Account for payment or reimbursement of its Trustee Fees and Extraordinary Expense Advances and other amounts owed it under any provision of this Trust Agreement;

                 (iii) to disburse to Borrower: (a) any amounts in the Certificate Account which represent rental and other amounts paid by Tenants under the Leases prior to August 1, 1993, in excess of the amounts, if any, needed to provide for the payment of amounts described in clause (ii), upon requisition therefor by Borrower but not more frequently than monthly; and (b) without requisition, any amounts remaining in the Certificate Account immediately following each Remittance Date on which principal payments are made (i.e. each June 15) after paying or providing for the payment or withdrawal of amounts described in clauses (i), (ii) and (iv);

                 (iv) if there shall be deposited in the Certificate Account any amount not required to be deposited therein, to withdraw such amount from the

         Certificate Account, any provision herein to the contrary notwithstanding; and

                 (v) to clear and terminate the Certificate Account upon the termination of this Agreement.

         Section 5.05. Debt Service Reserve Account. The Debt Service Reserve Account is hereby created and established with the Trustee. This Account shall be maintained by the Trustee as a separate and distinct trust fund or account pledged to the Certificateholders to be held, managed, invested, disbursed and administered as provided below.

         The Trustee shall credit to the Debt Service Reserve Account on the Closing Date from amounts transferred to it by the Seller the amount indicated on Exhibit 6.1 of the Loan Agreement. All amounts received as earnings on or income from any investments or reinvestments of amounts in Eligible Investments (made at the direction of the Seller in the same manner provided in Section
5.03 with respect to the Certificate Account) in the Debt Service Reserve Account shall be credited to the Certificate Account once the applicable Debt Service Reserve Account requirement of $3,423,000.00 (or after December 15, 1992, $2,367,242.92) is met.

         The Trustee shall draw upon the Debt Service Reserve Account on each Remittance Date to fund the interest and principal components of the Mortgage Payments made or accrued on and prior to June 15, 1993 in accordance with the following schedule:

                                       Interest               Principal
                                       --------               ---------
         December 15, 1992           $1,055,757.08             - 0 -
         June 15, 1993               $1,347,775.00             $840,000

         The Trustee shall not be required to maintain the Debt Service Account subsequent to June 15, 1993, and notwithstanding any other provision of this Agreement any amounts remaining on deposit therein on such date shall be transferred to the Certificate Account and retained therein for application to the Mortgage Payment due on December 15, 1993.

         Section  5.06.  Enforcement of Due-on-Sale Clause, Assumption
Agreements.

         (a) If the Mortgaged Property shall be conveyed by the Borrower, the Trustees shall enforce any due-on-sale clause contained in the Mortgage Note or Mortgage, to the extent permitted therein and by applicable law and governmental regulations and upon receipt of an Opinion of Counsel delivered to the Trustee in connection with such conveyance that the due-on-sale clause is enforceable.

         (b) In any case in which the Mortgaged Property is to be conveyed to a Person by the Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustees, or if an instrument of release signed by the Trustees is required releasing the Mortgagor from liability on the Mortgage Loan, the Seller shall deliver or cause to be delivered to the Trustees for signature the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or any other Mortgage File Documents or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or any other Mortgage File Documents or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. The Seller shall also deliver or cause to be delivered to the Trustees with the foregoing documents a letter explaining the nature of such documents and the reason or reasons why the Trustees' signatures are required. With such letter the Seller shall deliver to the Trustees an Officer's Certificate, together with an Opinion of Counsel as to the legal matters described below, certifying that: (i) a Responsible Officer has examined and approved such documents as to form and substance, (ii) the Trustees' execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (iii) any required consents of insurers under any insurance policies required by the Mortgage have been obtained and (iv) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any required insurance policies required under the Mortgage, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) the determination of the interest rate on the Mortgage Loan will not be altered nor will the term of the Mortgage Loan be increased and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Seller's good faith determination) adversely affect the collectibility of the Mortgage Loan or the rating on the Certificates issued by the Rating Agency and that all taxes have been paid and that there are no adverse tax consequences of the transfer. Upon receipt of such certificate, the Trustees shall execute any necessary instruments for such assumption or substitution of liability. Upon the closing of the transactions contemplated by such documents, the Seller shall cause the originals of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage or any other Mortgage File Documents to be delivered to the Trustees and deposited with the Mortgage File for the Mortgage Loan. Any fee collected by the Seller for entering into an assumption or substitution of liability agreement with respect to the Mortgage Loan will be retained by the Seller.

         Section 5.07. Realization Upon Defaulted Mortgage Loan. On behalf of the Trust, the Trustees shall use their best efforts to foreclose upon or otherwise comparably convert the ownership of the Mortgaged Property securing the Mortgage Loan as comes into and continues in default and as to which no satisfactory arrangement can be made for collection of delinquent payments pursuant to Section 5.02; shall manage, conserve, protect and operate the Mortgaged Property for the purposes of its prompt disposition and sale; and shall dispose of the Mortgaged Property on such terms and conditions as they deem in the best interests of the Certificateholders after the Trustees have received indemnity for their costs, expenses and liabilities with respect thereto to their reasonable satisfaction from the Certificateholders in accordance with Section 9.02(iii). Notwithstanding the foregoing, if either Trustee has actual knowledge or reasonably believes that all or any part of the Mortgaged Property is affected by hazardous or toxic wastes or substances, the Trustees need not cause the Trust to acquire title to the Mortgaged Property in a foreclosure or similar proceeding. In connection with such activities, the Trustees shall follow such practices and procedures as they shall deem necessary or advisable, as shall be normal and usual in their trustee activities, and, in particular, the Trustees shall be furnished with such certificates of appropriate public officials and agencies, a history of the Mortgaged Property and its uses, other evidence reasonably satisfactory to the Trustees showing that the Mortgaged Property conforms to existing environmental laws, regulations, and rules and that no conditions exist in, on or beneath the surface of the Mortgaged Property that are or might become hazardous materials, and including but not limited to a Phase I environmental report from a company reasonably satisfactory to Trustees, showing that there has been no storage, disposal, or release of any oil, fuels, gases, chemicals, trash, garbage, or other solid wastes or hazardous materials which report shall be based upon a complete and thorough on-site inspection of the Mortgaged Property, including but not limited to investigations of the soil, surface water and groundwater, to confirm the absence of any hazardous materials on or beneath the surface of the Mortgaged Property or adjacent lands. The foregoing is subject to the proviso that the Trustees shall not be required to expend their own funds in connection with any foreclosure or towards the restoration of the Mortgaged Property unless they shall determine that such (i) restoration or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to themselves for such expenses and (ii) expenses will be recoverable to them either through Liquidation Proceeds (respecting which they shall have priority for purposes of withdrawals from the Certificate Account pursuant to Section 5.04) or revenues from the Mortgaged Property.

         Section 5.08. Trustee Compensation. The Trustee, as compensation for its activities hereunder, shall be entitled to receive on the Closing Date and each June 15 (commencing June 15,

1994) during the term of this Agreement the amounts provided for as the Trustee Fee and the Trustees shall be entitled to receive reimbursement for Extraordinary Expense Advances and reimbursement for certain expenses, all as specified by clause (ii) of Section 5.04. As so specified, from and after the occurrence of any Event of Default, the Trustees shall have a prior lien on the Trust Fund for such amounts.

         The Trustees shall be required to pay all expenses incurred by them in connection with their activities hereunder, and shall not be entitled to reimbursement therefor except as specifically provided in Section 5.04.

         Section 5.09. Rights of the Seller. The Trustees shall afford the Seller, upon reasonable notice and during normal business hours, access to all records maintained by the Trustees in respect of their rights and obligations hereunder and access to officers of the Trustees responsible for such obligations. Upon request and at the expense of the Seller, the Trustee shall furnish the Seller with its most recent financial statements and such other information as the Trustee possesses regarding its business, property and condition, financial or otherwise.

                               [End of Article V]

                                   ARTICLE VI

                       PAYMENTS TO THE CERTIFICATEHOLDERS

         Section 6.01.  Distributions.

         (a) On each Remittance Date, the Trustee shall cause to be distributed from funds in the Certificate Account, the following amounts:

                 (i) to the Trustee, the Trustee Fee and any other amounts owed to the Trustee under this Agreement and to the entity retained pursuant to Section 6.02 to prepare tax returns and reports amounts owed to it; and

                 (ii)     to each Certificateholders, the Certificate
         Distribution.

         (b) All distributions made to Certificateholders on each Remittance Date shall be made to the Certificateholders of record on the Record Date (other than as provided in this Agreement or in the form of Certificate respecting the final distribution), by wire transfer in immediately available funds to the account of such Holder at a bank or other financial or depository institution having appropriate facilities therefor, notice of which shall have been given to the Trustee in writing by the Record Date prior to such Remittance Date. Following final distribution in retirement of the Certificates, Certificateholders shall promptly surrender the Certificates at the Corporate Trust Office or such other agency of the Trustee specified in the final distribution notice to the Certificateholders. If on any Determination Date, the Trustee determines that the Mortgage Loan is not outstanding and there are no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Trustee shall promptly send the final distribution notice to each Certificateholder and make the final distribution in accordance with Section 10.02.

         Section 6.02. Statements to the Certificateholders. Not later than each Remittance Date, the Trustee will cause to be sent to each Certificateholder and the Seller a statement setting forth the following information with respect to each Certificate (which information may be aggregated for all Certificates held by the same Holder), after giving effect to the distributions to be made pursuant to Section 6.01 on or as of such Remittance Date:

                 (i) the amount of such distribution allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Net Liquidation Proceeds included therein;

                 (ii) the amount of such distribution allocable to interest and any other amounts in the nature of late payment charges;

                 (iii)  the amount of any payment by the Trustee pursuant to
         Section 7.03;

                 (iv) the amount of Extraordinary Expense Advances paid by the Trustee; and

                 (v)  if applicable, whether the Mortgage Loan is delinquent.

         The Seller (or Holders of Certificates evidencing Percentage Interests aggregating not less than 66 2/3%) shall appoint an organization which regularly engages in the preparation and filing of such documents on a continuous basis for profit and which represents itself to be expert in such matters), as required by applicable law, which shall cause to be prepared and which shall file, any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to the Certificateholders pursuant to any applicable law with respect to the Trust Fund and the transactions contemplated hereby; provided, however, (i) that any reasonable fees of the organization appointed as provided above shall be paid from the Certificate Account and (ii) the Trustee shall cooperate in good faith in providing any necessary information which it possesses regarding the Trust Fund and the Certificates to such organization. Notice of any such appointment shall be given to the Trustee by the party making such appointment at the time of such appointment.

         Section 6.03.  Advances by the Trustee.

         (a) Trustee may from time to time make such Extraordinary Expense Advances as Trustee in its sole discretion deems advisable, provided, however, that it is satisfied as to the availability to it of direct and immediate reimbursement and that the repayment thereof to Trustee shall not impair the payment of any Certificate Distribution.

         (b) In order to make an Extraordinary Expense Advance the Trustee shall deposit in the Certificate Account an amount equal to the Advance. Any moneys being held for future distribution to Certificateholders in the Certificate Account shall not be so used.

                              [End of Article VI]

                                  ARTICLE VII

                                   THE SELLER

         Section 7.01. Indemnification; Third Party Claims. Subject to the limitations of Section 9.01 with respect to the Trustees, the Seller agrees to indemnify the Trustees and hold the Trustees harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustees may sustain in any way related to their failure to perform their duties in strict compliance with the terms of this Agreement, other than any failure arising from the gross negligence or willful misconduct of the Trustee. The Seller shall immediately notify the Trustees if a claim is made by a third party with respect to this Agreement or the Mortgage Loan, assume (with the consent of the Trustees) the defense of any such claim and pay all expenses in connection therewith, including counsel fees and expenses, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Trustees in respect of such claim.

         Section 7.02. Maintaining Corporate Existence of the Seller. The Seller will keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation in the jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or the Mortgage Loan and to perform its duties under this Agreement.

         Section 7.03. Limitation on Liability of the Seller. Neither the Seller nor any of the directors, officers, employees or agents of the Seller shall be under any liability to the Trustees or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Seller or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of obligations and duties hereunder. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

         The Seller shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Seller may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities payable from the Certificate Account and the Seller shall be entitled to be reimbursed therefor out of the Certificate Account as provided by Section 5.04(ii).

         Section 7.04. Seller May Resign. The Seller may resign from the obligations and duties hereby impose on it with respect to its role as Seller; provided that such resignation shall not be effective unless and until a successor shall be appointed, which successor shall be a wholly-owned subsidiary of Seller which shall assume all duties of the Seller hereunder; and provided, further, that this provision shall not relieve the Seller from any breach of its warrants and representations made in Section 3.01 herein; however, such liability shall be limited as set forth in Section 7.03. The indemnity of the Trustees provided by Seller pursuant to Section 7.01 hereof shall survive Seller's resignation and the appointment of any successor wholly-owned subsidiary pursuant to this Section.

                              [End of Article VII]

                                  ARTICLE VIII

                                    DEFAULT

         Section 8.01. Events of Default. The (a) nonpayment to any Certificateholder of any payment required to be made under the terms of this Agreement, which continues unremedied for a period of five days, or (b) occurrence of any event constituting an Event of Default under the Loan Agreement or any other Mortgage File Documents, shall constitute an Event of Default under this Agreement. If an Event of Default shall occur and be continuing, then, and in each and every case, so long as the Event of Default shall not have been remedied, the Trustees may, and at the written direction of the Holders of Certificates of Percentage Interests aggregating not less than 66 2/3%, the Trustees shall exercise any rights and remedies that they may have at law or equity to damages, including injunctive relief and specific performance. The Trustees will have no obligation to take any action or institute, conduct or defend any litigation under this Agreement at the request, order or direction of any of the holders of Certificates unless such Certificateholders have offered to the Trustees reasonable security or indemnity against the costs, expenses and liabilities which the Trustees may incur. Following any Event of Default under this Agreement, the Trustees shall have a first priority lien for payment or reimbursement from the Trust Fund of their fees and expenses incurred in the performance of their duties hereunder. After making provision for payment of such amounts, the Trustees shall apply the proceeds recovered in the enforcement of the rights and remedies under this Agreement in accordance with the terms of this Agreement, including, but not limited to, the definition of Certificate Distribution and Section 10.01.

        Section 8.02. Waiver of Defaults. The Trustees may, and at the direction of the Holders of Certificates of Percentage Interests aggregating not less than 66 2/3% the Trustee shall, waive any default hereunder and its consequences, except that a default in the making of any required distribution on any of the Certificates may only be waived by the affected Certificateholders. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

         Section 8.03. Notification to Certificateholders. Within 30 days after acquiring actual knowledge of the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee unless such Event of Default shall have been cured or waived.

        Section 8.04. Rights of Certificateholders to Direct Proceedings. Anything in this Agreement to the contrary notwithstanding, the Holders of Percentage Interests aggregating not less than 66 2/3% shall have the right, at any time during the continuance of an Event of Default, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the time, place and method of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Agreement; provided, however that such direction shall not be otherwise than in accordance with the provisions of law and this Agreement and provided that such Holders shall have provided to the Trustees the reasonable security or indemnity pursuant to
Section 9.02(iii) against the costs, expenses and liabilities which the Trustees may incur in connection with such proceedings.

                             [End of Article VIII]

                                   ARTICLE XI

                            CONCERNING THE TRUSTEES

         Section 9.01. Duties of Trustees. The Trustees, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, including without limitation the duties set forth in Sections 5.01 and 6.02. The Trustees shall act in all instances in accordance with the requirements set forth in the Mortgage Loan documents and shall employ procedures (including collection procedures) and exercise that degree of prudence and care that a prudent and reasonable trustee would apply. In case an Event of Default has occurred (which has not been cured), the Trustees shall exercise such of the rights and powers vested in them by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of such man's own affairs. No permissive rights of the Trustees shall be construed as a mandatory duty of the Trustees.

         The Trustees, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustees which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement and if they are deemed to be deficient, Trustee shall request cure of any such deficiency within a reasonable period of time for such cure. If such deficiency is not cured to the satisfaction of Trustee, the Trustee may treat the requirement pursuant to which such instrument is furnished as not having been satisfied.

         No provision of this Agreement shall be construed to relieve the Trustees from liability for their own negligent action, their own negligent failure to act or their own misconduct; provided, however, that:

                 (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustees shall be determined solely by the express provisions of this Agreement, the Trustees shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustees and, in the absence of bad faith on the part of the Trustees, the Trustees may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustees and conforming to the requirements of this Agreement;

                 (ii) The Trustees shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustees were negligent in ascertaining the pertinent facts; and

                 (iii) The Trustees shall not be personally liable with respect to any action taken, suffered or omitted to be taken by them in good faith in accordance with the direction of holders of Certificates evidencing Percentage Interests aggregating not less than 66 2/3% as to the time, method and place of conducting any proceeding for any remedy available to the Trustees, or exercising any trust or power conferred upon the Trustees, under this Agreement.

         The Trustees shall not be required to expend or risk their own funds or otherwise incur financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if there is reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to them.

         Section 9.02. Certain Matters Affecting the Trustees. Except as otherwise provided in Section 9.01:

                 (i) The Trustees may rely, and shall be protected in acting or refraining from acting, upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by them to be genuine and to have been signed or presented by the proper party or parties;

                 (ii) The Trustees may consult with counsel and any advice obtained from counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by them hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                 (iii) The Trustees shall be under no obligation to exercise any of the trusts or powers vested in them by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustees reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the right of the Trustees to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustees shall not be answerable for other than their negligence or willful misconduct in the performance of any such act; nothing contained herein shall, however, relieve the Trustees of the obligation, upon the occurrence of an Event of Default known to a Responsible Officer of the Trustee (which has not been cured), to exercise such of the rights and powers vested in them by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of such man's own affairs;

                 (iv) The Trustees shall not be personally liable for any action taken, suffered or omitted by them in good faith and believed by them to be authorized or within the discretion or rights or powers conferred upon them by this Agreement;

                 (v) Except with respect to notice of deficient or missing documents or of breaches of representations and warranties of the Trustee described in Section 2.02, prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustees shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing Percentage Interests aggregating not less than 66 2/3%; provided, however, that if the payment within a reasonable time to the Trustees of the costs, expenses or liabilities likely to be incurred by them in the making of such investigation is, in the opinion of the Trustees, not reasonably assured to the Trustees by the security afforded to them by the terms of this Agreement, the Trustees may require reasonable indemnity against such expense or liability as a condition to such proceeding. The reasonable expense of every such examination shall be paid from the Certificate Account pursuant to Section 5.04, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation; and

                 (vi) The Trustees may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

         Section 9.03. Trustees Not Liable for Certificates or Mortgage Loan. The recitals contained herein and in the Certificates (other than the Trustee's authentication of the

Certificates) shall be taken as the statements of the Seller, and the Trustees assume no responsibility for their correctness. The Trustees make no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly authenticated by the Trustee) or of the Mortgage Loan or related document. The Trustees shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Seller with respect to the Mortgage Loan or deposited in or withdrawn from the Certificate Account by the Seller.

         Section 9.04. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

         Section 9.05. Seller to Pay Trustees' Fees and Expenses. The Seller covenants and agrees to pay to the Trustees from time to time, and the Trustees shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by them in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustees, and the Seller will indemnify, pay or reimburse the Trustees upon their request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of their counsel and of all persons not regularly in their employ) except any such expense, disbursement or advance as may arise from their negligence or bad faith.

         Section 9.06. Action by Individual Trustee. The Individual Trustee shall act as and be such upon the following terms and conditions:

                 (a) Subject to the provisions of Section 9.14, all rights, powers, duties and obligations conferred or imposed upon the Trustees shall be conferred or imposed solely upon and solely exercised and performed by the Trustee except as expressly provided otherwise in this Agreement and except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by the Individual Trustee;

                 (b) No power granted by this Agreement to, or which this Agreement provides may be exercised by, the Individual Trustee shall be exercised by the Individual Trustee except jointly with, or with the consent in writing of, the Trustee, anything contained to the contrary notwithstanding; and

                 (c) The Individual Trustee may at any time by an instrument in writing, constitute the Trustee or its successor in trust hereunder his agent or attorney-in-fact, with full power and authority, to the extent which may be permitted by law, to do any and all acts and things and exercise any and all discretion which he is authorized or permitted to do or exercise, for and in his behalf and in his name.

         Section 9.07.  Eligibility Requirements for Trustee.  The Trustee

hereunder shall at all times be a corporation having its principal office in a state and city acceptable to the Holders of Certificates evidencing Percentage Interests aggregating not less than 66 2/3% and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having (or, in the case of a corporation included in a bank holding company system, the related banking holding company shall have) a combined capital and surplus of
at least $50,000,000 in the case of   XXXXXXXXXX and of at least $100,000,000
in the case of any successor trustee and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.08.

         Section 9.08. Resignation and Removal of the Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Seller and the Certificateholders. Upon receiving such notice of resignation, the Holders of Certificates evidencing Percentage Interests aggregating not less than 66 2/3% shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         If at any time, the Trustee shall cease to be eligible in accordance with the provisions of Section 9.07 and shall fail to resign after written request therefor by the Holders of

Certificates evidencing Percentage Interests aggregating not less than 66 2/3%, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Holders of Certificates evidencing Percentage Interests aggregating not less than 66 2/3% may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

         The Holders of Certificates evidencing Percentage Interests aggregating not less than 66 2/3% may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Seller, one complete set to the Trustee so removed and one complete set to the successor trustee so appointed.

         Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective only upon acceptance of appointment by the successor trustee as provided in Section 9.09.

        Section 9.09. Successor Trustee. Any successor trustee appointed as provided in Section 9.08 shall execute, acknowledge and deliver to the Seller, the Certificateholders and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such trustee, without any further act, deed or conveyance, shall become fully vested with all rights, powers, duties and obligations of its predecessor trustee hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee the Mortgage File and related documents and statements held by it hereunder, and the Seller and the predecessor trustee shall execute and deliver such instruments and do such other things as may be reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

         No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 9.07.

         Upon acceptance of appointment by a successor trustee as provided in this Section, the successor trustee shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register.

         Section 9.10. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 9.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 9.11. Resignation of Individual Trustee. The Individual Trustee or any of his successors may resign, and may be discharged of the trusts created by this Agreement by giving written notice thereof to the Seller and to the Trustee.

         Such resignation shall take effect immediately upon the acceptance of appointment by a Person succeeding to the office of the Individual Trustee appointed by the resigning Trustee or by the Holders of Certificates evidencing Percentage Interests aggregating not less than 66 2/3%, as provided in Section 9.13.

         Section 9.12. Removal of Individual Trustee. The Individual Trustee or any of his successors may be removed at any time by the Holders of Certificates evidencing Percentage Interests aggregating not less than 66 2/3% or by the Trustee, by delivery of a notice of such removal to the Individual Trustee, to the Seller, and in the case of removal by the Certificateholders, to the Trustee, signed by such holders or the Trustee, as the case may be, and such removal shall be effective upon the date specified in such notice, and the Individual Trustee's duties and obligations hereunder shall thereupon cease, except as specified in Section 9.14 hereof.

        Section 9.13. Appointment of Successor to Individual Trustee. If at any time the Individual Trustee or any of his successors shall die, resign or be removed or otherwise become incapable of acting, or if for any reason the office of Individual Trustee shall become vacant, a successor to the Individual Trustee shall forthwith be appointed by the Trustee or, in the event that the Trustee shall fail to make such appointment within 60 days after the occurrence of such death, resignation, removal, incapacity or vacancy, by the Holders of Certificates evidencing Percentage Interests aggregating not less than 66-2/3% by an instrument signed by the Trustee or by such Certificateholders.

        Section 9.14. Succession of Successor to Individual Trustee. Any Person appointed as a successor to the Individual Trustee shall execute, acknowledge and deliver to his predecessor, to the Trustee and to the Seller, an instrument accepting such appointment hereunder, and thereupon such Person without any further act, deed or conveyance shall become vested with all estates, properties, rights, powers, duties and trusts of his predecessor in the trusts hereunder with like effect as if originally named as Individual Trustee herein; but nevertheless, on the written request of the Seller or Holders of Certificates evidencing Percentage Interests aggregating not less than 66 2/3% or of the Trustee or of the Individual Trustee, the predecessor shall execute and deliver an instrument transferring to the Individual Trustee, upon the trusts expressed in this Agreement, all the estates, properties, rights, powers and trusts granted to him by this Agreement and shall duly assign, transfer, deliver and pay over to the Individual Trustee any property and money subject to the lien of this Agreement held by such predecessor. Should any instrument in writing from the Seller or from Holders of Certificates evidencing Percentage Interests aggregating not less than 66 2/3% or from the Trustee be required by any Person who becomes the Individual Trustee for more fully and certainly vesting in and confirming to such Individual Trustee such estates, properties, rights, powers and trusts, then, on request, any and all such instruments in writing shall be made, executed, acknowledged and delivered by the Seller and/or the Trustee.

         Any Individual Trustee which has resigned or been removed shall nevertheless retain all rights of indemnity, including any lien upon the Mortgaged Property afforded to him for fees and expenses under Section 9.05.

                              [End of Article IX]

                                   ARTICLE X
                                  TERMINATION

              Section 10.01. Termination. The respective obligations and responsibilities of the Seller and the Trustees under this Agreement (except the duty to pay the Trustees' fees and expenses and to provide indemnification under the terms of this Agreement) shall, so long as such termination does not result in the imposition of a tax on the Trust Fund, terminate upon the first to occur of the final payment, prepayment in full or other liquidation (or any advance with respect thereto) of the Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of the Mortgage Loan or the disposition of the Mortgage Loan and the remittance of all funds due hereunder; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

               Section 10.02. Notice; Final Distribution.

              (a) Notice of any termination pursuant to Section 10.01 (except prepayment or other disposition in accordance with Section 4.01 for which 15 days notice cannot be given), specifying the Remittance Date upon which all Certificateholders may surrender their Certificates to the Trustee for payment and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed no later than 15 days prior to such Remittance Date specifying (i) the Remittance Date upon which final payment on the Certificates will be made, and (ii) the amount of any such final payment. After giving such notice, the Trustee shall not register the transfer or exchange of any Certificates. The Trustee shall cause to be distributed to Certificateholders an amount equal to the amount otherwise distributable on such Remittance Date.

               (b) If all of the Certificateholders shall not surrender their Certificates for cancellation within three months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation.

                               [End of Article X]

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

              Section 11.01. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement, and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

              Section 11.02. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

              No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

              No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustees a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Percentage Interests shall have made written request upon the Trustees to institute such action, suit or proceeding in the Trustees' own name as Trustees hereunder and shall have offered to the Trustees such reasonable indemnity as they may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustees, for 60 days after their receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such

Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders, as the case may be. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustees shall be entitled to such relief as can be given either at law or in equity.

              Section 11.03. Amendment. This Agreement may be amended from time to time by the Seller and the Trustees with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Percentage Interests for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on the Mortgage Loan which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding.

              Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

              The manner of obtaining the consents of Certificateholders and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe, which shall not conflict with the provisions of this Agreement.

              Section 11.04. Solicitation of Certificateholders. The Trustee will not solicit, request or negotiate for or with respect to any direction or proposed waiver or amendment of any of the provisions of this Agreement or the Certificates, unless each Holder of the Certificates (irrespective of the amount of Certificates then owned by it) shall be informed thereof by the Trustee and shall be afforded the opportunity of considering the same and shall be supplied by the Trustee with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver effected pursuant to the provisions of this Section shall be delivered by the Trustee to each Holder of outstanding Certificates forthwith following the date on which the same shall have been executed and delivered by the Holder or Holders of the requisite percentage of outstanding Certificates. The Trustee will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Holder of the Certificates as consideration for or as an inducement to the entering into by any

Holder of the Certificates of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to the Holders of all of the Certificates then outstanding.

              Under any provisions of this Agreement that relate to consent, waiver, direction, request or demand of or by Certificateholders, each and every Certificateholder shall be entitled to give or make any such consent, waiver, direction, request or demand without request or demand for such action by the Trustee.

              In the event any such direction or similar action is so received by the Trustee under any provision hereof from the Certificateholders of requisite Percentage Interests, the Trustee shall follow the direction of such Certificateholders and shall ignore any direction as to such matter that Trustee may receive from Seller.

              Section 11.05. Duration of Agreement. This Agreement shall continue in existence and effect until terminated as herein provided.

              Section 11.06. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW, OTHER THAN WITH RESPECT TO CONFLICTS OF LAWS, OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

              Section 11.07. Notices. All demands, notices and communications under this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Seller, XXXXXXXXXX, XXXXXXXXXX,
Attention: XXXXXXXXXX, and (ii) in the case of the Trustee, XXXXXXXXXX, XXXXXXXXXX, Attention: Corporate Trust, and in the case of the Individual Trustee, XXXXXXXXXX, or (iii) in the case of any of the foregoing Persons, such other addresses as such Persons furnish to the other Persons. Any notice required or permitted to be mailed to a Certificateholder shall be given by registered mail, postage prepaid, or by express delivery service, at the address of such Certificateholder as shown in the Certificate Register.

              Section 11.08. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original but all of which together shall constitute one and the same agreement.


                              [End of Article XI]

               IN WITNESS WHEREOF, Seller and the Trustees have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.



                                         XXXXXXXXXX, as Seller



                                       By        XXXXXXXXXX
                                             -------------------------
                                       Name      XXXXXXXXXX
                                             -------------------------
                                       Title   Vice President
                                             -------------------------




                                       XXXXXXXXXX, as Trustee


                                       By     /s/
                                             -------------------------
                                       Name   XXXXXXXXXX
                                             -------------------------
                                       Title  Assistant Vice President
                                             -------------------------

                                         XXXXXXXXXX, as
                                          Individual Trustee



                                       By         XXXXXXXXXX
                                             -------------------------
                                       Name       XXXXXXXXXX
                                             -------------------------
                                       Title
                                             -------------------------

STATE OF         CALIFORNIA
          ----------------------           ss.
CITY OF        LOS ANGELES
          ----------------------


         On the 24th day of July 1992 before me, a Notary Public in and for said State, personally appeared XXXXXXXXXX, known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as V.P. on behalf of XXXXXXXXXX, and acknowledged to me that such corporation executed the within instrument pursuant to its ByLaws' or a resolution of the Board of Directors.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

(NOTARIAL SEAL]                                      XXXXXXXXXX
My commission expires:                      ------------------------------
      2-27-95                                       Notary Public
     ---------
                                                    OFFICIAL SEAL
                                                      XXXXXXXXXX
                                              Notary Public-California
                                                 LOS ANGELES COUNTY
                                                My Commisslon Expires
                                                 February 27, 1995



STATE OF CALIFORNIA
        -----------               ss.
CITY OF Los Angeles
        -----------

      On the 24th day of July 1992 before me, a Notary Public in and for said
State, personally appeared   XXXXXXXXXX, known to me (or proved to me on the
basis of satisfactory evidence) to be the person who executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



(NOTARIAL SEAL]                                      XXXXXXXXXX
My commission expires:                            -----------------
     2-27-95                                        Notary Public
     -------
                                                    OFFICIAL SEAL
                                                     XXXXXXXXXX
                                              Notary Public-California
                                                 LOS ANGELES COUNTY
                                                My Commisslon Expires
                                                  February 27, 1995

STATE OF    CALIFORNIA     )
          --------------   )         ss.
CITY OF LOS ANGELES        )
        -----------

        On the 24th day of July 1992 before me, a Notary Public in and for said State, personally appeared XXXXXXXXXX personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as to be an A.V.P. on behalf of XXXXXXXXXX, and acknowledged to me that such corporation executed the within instrument pursuant to its ByLaws or a resolution of the Board of Directors.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

(NOTARIAL SEAL]                                    AGNES P. OBANDO
My commission expires:                       -----------------------------
     2-27-95                                        Notary Public
     -------
                                                    OFFICIAL SEAL
                                                     XXXXXXXXXX
                                               Notary Public-California
                                                  LOS ANGELES COUNTY
                                                My Commisslon Expires
                                                  February 27. 1995

                        [Exhibits Intentionally Omitted]